UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 31, 2008
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Maguire Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 1.01	Entry into a Material Definitive Agreement.
	Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 99.1	Amendment No. 1 to Employment Agreement, effective as of December 31, 2008, between Maguire Properties, Inc., Maguire Properties, L.P. and Douglas J. Gardner
Exhibit 99.2	Amended and Restated Employment Agreement, effective as of December 31, 2008, by and between Maguire Properties, Inc., Maguire Properties, L.P. and Mark Lammas
Exhibit 99.3	Amended and Restated Employment Terms, effective as of December 31, 2008, between Maguire Properties, Inc., Maguire Properties, L.P. and Shant Koumriqian

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of December 31, 2008, Maguire Properties, Inc. (the “REIT”), Maguire Properties, L.P. (the “Operating Partnership” and together with the REIT, the “Company”) and Mr. Douglas J. Gardner entered into an amendment to Mr. Gardner’s employment agreement, pursuant to which Mr. Gardner’s annual base salary was reduced from $450,000 to $400,000 commencing on January 1, 2009, subject to future increase in accordance with the Company’s normal practices.  This reduction in salary was made at the request of Mr. Gardner.  Mr. Gardner’s responsibilities in his role as Executive Vice President, Operations remain unchanged.  All other material terms of Mr. Gardner’s employment remain the same as those contained in his employment agreement dated as of May 17, 2008, previously filed with the Securities Exchange Commission (the “SEC”).

Also, effective as of December 31, 2008, the Company entered into an amended and restated employment agreement with Mr. Mark Lammas, pursuant to which Mr. Lammas’ annual base salary was increased from $375,000 to $400,000 commencing on January 1, 2009, subject to future increase in accordance with the Company’s normal practices.  Mr. Lammas’ responsibilities in his role as Executive Vice President, Investments remain unchanged.  All other material terms of Mr. Lammas’ employment remain the same as those contained in his amended and restated employment agreement dated as of January 25, 2007, previously filed with the SEC.

Additionally, effective as of December 31, 2008, the Company entered into amended and restated employment terms with Mr. Shant Koumriqian, pursuant to which Mr. Koumriqian will be employed as the Company’s Executive Vice President, Chief Financial Officer and will receive an annual base salary of $350,000 commencing on January 1, 2009, subject to future increase in accordance with the Company’s normal practices.  All other material terms of Mr. Koumriqian’s employment remain the same as those contained in his amended and restated employment terms dated as of January 17, 2008 and as further amended as of July 1, 2008, previously filed with the SEC.

The description of the amendments to employment terms for Messrs. Gardner, Lammas and Koumriqian are qualified in their entirety by reference to the full text of the documents filed as Exhibits 99.1, 99.2 and 99.3 to this report.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

As described in Item 1.01 above, effective December 31, 2008, the Company agreed to amended employment terms with each of Messrs. Gardner, Lammas and Koumriqian.  Commencing January 1, 2009, the annual base salary of Mr. Gardner is $400,000 (which reduction was at the request of Mr. Gardner), Mr. Lammas is $400,000 and Mr. Koumriqian is $350,000.  No other compensation arrangements were changed as a result of these amendments.

The description of the amendments to employment terms for Messrs. Gardner, Lammas and Koumriqian are qualified in their entirety by reference to the full text of the documents filed as Exhibits 99.1, 99.2 and 99.3 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Amendment No. 1 to Employment Agreement, effective as of December 31, 2008, between Maguire Properties, Inc., Maguire Properties, L.P. and Douglas J. Gardner
99.2*	Amended and Restated Employment Agreement, effective as of December 31, 2008, by and between Maguire Properties, Inc., Maguire Properties, L.P. and Mark Lammas
99.3*	Amended and Restated Employment Terms, effective as of December 31, 2008, between Maguire Properties, Inc., Maguire Properties, L.P. and Shant Koumriqian
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*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated:     January 6, 2009